EXHIBIT 10.28

COMPUTER SCIENCES CORPORATION

Second Amendment to Second Amended
and Restated Credit Agreement
(Short Term Facility)

dated as of August 15, 2003

among

Computer Sciences Corporation,
as Borrower,

the Lenders listed therein,
as Lenders,

and

Citicorp USA, Inc.,
as Administrative Agent

Co-Syndication Agents:

JPMorgan Chase Bank
Key Corporate Capital, Inc.

Co-Documentation Agents:

Mellon Bank, N.A.
Wachovia Bank, N.A.

SECOND AMENDMENT
TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT (Short Term Facility)

               This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (Short Term Facility) (this "Amendment") is dated as of August 15, 2003 and entered into by and among Computer Sciences Corporation, a Nevada corporation (the "Company"), as Borrower, the financial institutions (the "Lenders") listed on the signature pages hereof, and Citicorp USA, Inc. ("CUSA"), as administrative agent (the "Agent") for the Lenders, and is made with reference to that certain Second Amended and Restated Credit Agreement (Short Term Facility) dated as of August 16, 2001 (as amended by a First Amendment dated as of August 16, 2002 the "Existing Credit Agreement"), by and among the Company, the lenders listed on the signature pages thereof, and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement.

RECITALS

               WHEREAS, the Company, the Agent and the Lenders desire to amend the Existing Credit Agreement (a) to extend the Commitment Termination Date, as previously extended to August 15, 2003, for an additional period terminating on August 13, 2004 (b) to amend Section 2.19 as provided below, and (c) to modify certain other provisions.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

1.1 Amendments to Article I: Definitions and Accounting Terms

          A. Section 1.01 of the Existing Credit Agreement is hereby amended by deleting, in the definition of "Commitment Termination Date," the date "August 15, 2003" and substituting in lieu thereof the date "August 13, 2004."

1.2 Amendment to Article II: Amounts and Terms of the Advances

A. Section 2.04(a) of the Existing Credit Agreement is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu thereof:

                    "The Borrower agrees to pay to the Agent for the account of each Lender a facility fee on the amount of such Lender's Commitment (or if no Commitment is in effect, Advances), whether used or unused and without giving effect to any B Reduction, from the date hereof in the case of each Bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date of such Lender or, if the Term Loans are made, the date on which the

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Term Loans are paid in full, payable in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing September 30, 2001, and on the Termination Date of such Lender and, if the Term Loans are made, the date on which the Term Loans are paid in full, in an amount equal to the product of (i) the average daily amount of such Lender's Commitment (whether used or unused and without giving effect to any B Reduction) in effect, or if the Term Loans are made, the average daily principal amount of such Lender's Term Loan, during the period for which such payment that is to be made times (ii) the weighted average rate per annum that is derived from the following rates: (a) a rate of 0.05% per annum with respect to each day during such period that the higher of the Ratings was Level 1, (b) a rate of 0.08% per annum with respect to each day during such period that the higher of such Ratings was Level 2, (c) a rate of 0.10% per annum with respect to each day during such period that the higher of such Ratings was Level 3 and (d) a rate of 0.125% per annum with respect to each day during such period that the higher of such Ratings was Level 4."

B. Section 2.19(a) of the Existing Credit Agreement is hereby amended by adding the following clause at the beginning thereof:

                    "So long as no Event of Default or Potential Event of Default has occurred and is continuing and there has been no material adverse change in the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole, since March 28, 2003,"

1.3 Amendment to Article IV: Representations and Warranties of the Borrower

A. Section 4.01(e) of the Existing Credit Agreement is hereby amended by deleting the date "March 30, 2001" in the second and last lines and substituting in lieu thereof the date "March 28, 2003."

1.4 Amendments to Schedules

          A. Schedule I to the Existing Credit Agreement is hereby amended by deleting said Schedule I in its entirety and substituting in place thereof a new Schedule I in the form of Annex I to this Amendment.

          B. Schedule III to the Existing Credit Agreement is hereby amended by deleting said Schedule III in its entirety and substituting in place thereof a new Schedule III in the form of Annex II to this Amendment.

Section 2. CONDITIONS TO EFFECTIVENESS

                    This Amendment shall become effective upon receipt by the Agent of all of the following , in form and substance satisfactory to the Agent and the Lenders (the date of satisfaction of such condition being referred to herein as the "Second Amendment Effective Date"):

A. Documents. On or before the Second Amendment Effective Date, Company shall deliver to the Lenders (or to Agent for the Lenders with sufficient originally executed copies,

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where appropriate, for each Lender and its counsel a certificate of a Secretary or an Assistant Secretary of the Company, dated the Second Amendment Effective Date, certifying (a) the correctness and completeness of the copies of the Company's Certificate of Incorporation and Bylaws previously delivered to the Agent, (b) the names and true signatures of the officers of the Company authorized to sign this Amendment and the other documents to be delivered by the Company hereunder, and (c) the correctness and completeness of the copies of the resolutions of the Board of Directors of the Company previously delivered to the Agent.

B. Execution of Amendment. This Amendment executed by each party hereto.

C. Legal Opinion. A favorable opinion of Hayward D. Fisk, Esq., General Counsel of the Company, substantially in the form of Exhibit 1 hereto.

          D. Absence of Indebtedness; Payment of Fees. Evidence satisfactory to the Agent of (i) the absence of any indebtedness of the Company under the Existing Credit Agreement (including borrowings and accrued interest) and (ii) the payment of fees payable, if any, by the Company under the Existing Credit Agreement.

Section 3. THE COMPANY'S REPRESENTATIONS AND WARRANTIES

                    In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement as described herein, the Company represents and warrants to the Agent and each Lender that the following statements are true, correct and complete on and as of the Second Amendment Effective Date:

          A. Due Authorization, etc. The execution, delivery and performance by the Company of this Amendment and the Existing Agreement, as amended by this Amendment (the "Amended Agreement"), are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Company's certificate of incorporation or bylaws or (ii) law or any material contractual restriction binding on or affecting the Company.

          B. Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Amendment or the Amended Agreement.

          C. Validity. This Amendment has been duly executed and delivered by the Company, and each of this Amendment and the Amended Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors' rights generally and to the application of general principles of equity.

          D. Incorporation of Representations and Warranties From the Existing Credit Agreement. The representations and warranties contained in Section 4.01 of the Existing Credit Agreement are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date,

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except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          E. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4. MISCELLANEOUS

          A. Effect of this Amendment. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Amended Agreement.

          B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Company, the Lenders, and the Agent and receipt by the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Remainder of page intentionally left blank.]

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                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPUTER SCIENCES CORPORATION, a Nevada corporation

By /s/ Leon J. Level
Name: Leon J. Level
Title: Vice President and Chief Financial Officer

CITICORP USA, INC., as Agent and as a Lender

By /s/ Walter Larsen
Name: Walter Larsen
Title: Vice President

JPMORGAN CHASE BANK, as a Lender

By /s/ William Rindfuss
Name: William Rindfuss
Title: Vice President

KEY CORPORATE CAPITAL, INC., as a Lender

By /s/ Robert W. Boswell
Name: Robert W. Boswell
Title: Vice President

MELLON BANK N.A., as a Lender

By /s/ Lawrence C. Ivey
Name: Lawrence C. Ivey
Title: First Vice President

WACHOVIA BANK, NATIONAL ASSOC., as a Lender

By /s/ Daniel Evans
Name: Daniel Evans
Title: Managing Director

THE BANK OF NEW YORK, as a Lender

By /s/ Lisa Y. Brown
Name: Lisa Y. Brown
Title: Managing Director

DANSKE BANK A/S, as a Lender

By /s/ Angelo J. Balestrieri
Name: Angelo J. Balestrieri
Title: Vice President

By /s/ John A. O'Neill
Name: John A. O'Neill
Title: Assistant General Manager

BANK OF NOVA SCOTIA, as a Lender

By /s/ Lisa Ann Beard
Name: Lisa Ann Beard
Title: Director, Technology Group

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By /s/ Douglas A. Rich
Name: Douglas A. Rich
Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By /s/ Peitty Chou
Name: Peitty Chou
Title: Vice President

BANK OF TOKYO-MITSUBISHI, LTD. Seattle Branch, as a Lender

By /s/ Junji Ban
Name: Junji Ban
Title: General Manager

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By /s/ Julian Dakin
Name: Julian Dakin
Title: Senior Vice President

STANDARD CHARTERED BANK, as a Lender

By /s/ Frieda Youlios
Name: Frieda Youlios
Title: Vice President

By /s/ Andrew Y. Ng
Name: Andrew Y. Ng
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/ Peter Knight
Name: Peter Knight
Title: Joint General Manager

The undersigned hereby agrees to be a party to the Second Amended and Restated Credit Agreement dated as of August 16, 2001, as amended by a First Amendment dated as of August 16, 2002 and this Amendment.

DEUTSCHE BANK A/G NEW YORK BRANCH, as a Lender

By /s/ David G. Dickinson, Jr.
Name: David G. Dickinson, Jr.
Title: Vice President

By /s/ William W. McGinty
Name: William W. McGinty
Title: Director

The undersigned hereby agrees to be a party to the Second Amended and Restated Credit Agreement dated as of August 16, 2001, as amended by a First Amendment dated as of August 16, 2002 and this Amendment.

FLEET NATIONAL BANK, as a Lender

By /s/ Michael J. McCutchin
Name: Michael J. McCutchin
Title: Managing Director

The undersigned hereby agrees to be a party to the Second Amended and Restated Credit Agreement dated as of August 16, 2001, as amended by a First Amendment dated as of August 16, 2002 and this Amendment.

UBS AG, CAYMAN ISLANDS BRANCH, as a Lender

By /s/ Patricia O'Kicki
Name: Patricia O'Kicki
Title: Director

By /s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Associate Director
Banking Products Services US

ANNEX I
SCHEDULE I
APPLICABLE LENDING OFFICES

Bank	Domestic Lending Office	Eurodollar Lending Office

Citicorp USA, Inc.	Citicorp USA, Inc. Citibank Agency Services 2 Penns Way, Suite 200 New Castle, DE 19720 Attention: Janet Wallace Telephone No: (302) 894-6029 Facsimile No: (302) 894-6120	Citicorp USA, Inc. Citibank Agency Services 2 Penns Way, Suite 200 New Castle, DE 19720 Attention: Janet Wallace Telephone No: (302) 894-6029 Facsimile No.: (302) 894-6120

JPMorgan Chase Bank	JPMorgan Chase Bank 270 Park Avenue New York, NY 10017 Attention: John Kowalczuk Telephone No.: (212) 270-6782 Facsimile No.: (212) 270-4584	JPMorgan Chase Bank 1 Chase Manhattan Plaza 8th Floor, New York NY 10081 Attention: Elaine Augustine Telephone No.: (212) 552-7489 Facsimile No.: (212) 552-5700

Mellon Bank, N.A.	Mellon Bank, N.A. Three Mellon Center, Room 1203 Pittsburgh, PA 15259 Attention: Loan Administration Telephone No.: (412) 234-7365 Facsimile No.: (412) 209-6122	Mellon Bank, N.A. Three Mellon Center, Room 1203 Pittsburgh, PA 15259 Attention: Loan Administration Telephone No.: (412) 234-7365 Facsimile No.: (412) 209-6122

The Bank of New York	The Bank of New York One Wall Street, 22nd Floor New York, NY 10005 Attention: Dawn Hertling Telephone No.: (212) 635-6742 Facsimile No.: (212) 635-6933	The Bank of New York One Wall Street, 22nd Floor New York, NY 10005 Attention: Dawn Hertling Telephone No.: (212) 635-6742 Facsimile No.: (212) 635-6933

Danske Bank A/S, Cayman Islands Branch	Danske Bank, Cayman Islands Branch 299 Park Avenue 14th Floor New York, NY 10171-1499 Attention: Michael K. Crawford Telephone No.: (212) 984-8455 Facsimile No.: (212) 984-9567	Danske Bank, Cayman Islands Branch 299 Park Avenue 14th Floor New York, NY 10171-1499 Attention: Michael K. Crawford Telephone No.: (212) 984-8455 Facsimile No.: (212) 984-9567

Deutsche Bank AG	Deutsche Bank AG New York Branch 31 West 52nd Street New York, NY 10019 Facsimile No.: (201) 593-2313 or 2314	Deutsche Bank AG New York Branch 31 West 52nd Street New York, NY 10019 Facsimile No.: (201) 593-2313 or 2314

Fleet National Bank	Fleet National Bank 100 Federal Street 9th Floor Boston, MA 02110 Attention: Teresa A. Garney Telephone No.: (617) 434-4628 Facsimile No.: (617) 434-1709	Fleet National Bank 100 Federal Street 9th Floor Boston, MA 02110 Attention: Teresa A. Garney Telephone No.: (617) 434-4628 Facsimile No.: (617) 434-1709

Key Corporate Capital, Inc.	Key Corporate Capital, Inc. 601 108th Avenue NE 5th Floor PO Box 90027 Bellevue, WA 98009 Attention: Robert Boswell Telephone No.: (425) 709-4580 Facsimile No.: (425) 709-4587	Key Corporate Capital, Inc. 601 108th Avenue NE 5th Floor PO Box 90027 Bellevue, WA 98009 Attention: Robert Boswell Telephone No.: (425) 709-4580 Facsimile No.: (425) 709-4587

The Bank of Nova Scotia	The Bank of Nova Scotia 580 California Street San Francisco, CA 94104 Attention: Ed Koffman Telephone No.: (415) 986-1100 Facsimile No.: (415) 397-0791	The Bank of Nova Scotia 580 California Street San Francisco, CA 94104 Attention: Ed Koffman Telephone No.: (415) 986-1100 Facsimile No.: (415) 397-0791

UBS AG	UBS AG 677 Washington Blvd. Stamford, CT 05901 Attention: Christopher Aitkin Telephone No.: (203) 719-3845 Facsimile No.: (203) 719-3888	UBS AG 677 Washington Blvd. Stamford, CT 05901 Attention: Christopher Aitkin Telephone No.: (203) 719-3845 Facsimile No.: (203) 719-3888

U.S. Bank, N.A.	U.S. Bank National Association 555 S.W. Oak Street 4th Floor Mail Code PD-OR-P4CB Portland, OR 97204 Attention: Douglas A Rich Telephone No.: (503) 275-6738 Facsimile No.: (503) 275-5428	U.S. Bank National Association 555 S.W. Oak Street 4th Floor Mail Code PD-OR-P4CB Portland, OR 97204 Attention: Douglas A Rich Telephone No.: (503) 275-6738 Facsimile No.: (503) 275-5428

Wachovia Bank, N.A.	Wachovia Bank, N.A. 301 S. College St. Mail Code: NC1183 Charlotte, NC 28288 Attention: Lekeisha Neely Telephone No.: (704) 374-6145 Facsimile No.: (704) 715-0094	Wachovia Bank, N.A. 301 S. College St. Mail Code: NC1183 Charlotte, NC 28288 Attention: Lekeisha Neely Telephone No.: (704) 374-6145 Facsimile No.: (704) 715-0094

Wells Fargo Bank	Wells Fargo Bank 707 Wilshire Boulevard, 16th Floor MAC 2818-165 Los Angeles, CA 90017 Attention: Catherine Wallace Telephone No.: (213) 614-4763 Facsimile No.: (213) 614-2569	Wells Fargo Bank 707 Wilshire Boulevard, 16th Floor MAC 2818-165 Los Angeles, CA 90017 Attention: Catherine Wallace Telephone No.: (213) 614-4763 Facsimile No.: (213) 614-2569

The Royal Bank of Scotland Plc	The Royal Bank of Scotland Plc 65 East 55th Street, 24th Floor New York, NY 10022 Attention: Sheila Shaw, Commercial Loans Telephone No.: (212) 401-1406/1424 Facsimile No.: (212) 401-1494	The Royal Bank of Scotland Plc c/o 65 East 55th Street, 24th Floor New York, NY 10022 Attention: Sheila Shaw, Commercial Loans Telephone No.: (212) 401-1406/1424 Facsimile No.: (212) 401-1494

The Bank of Tokyo-Mitsubishi, Ltd.

The Bank of Tokyo-Mitsubishi, Ltd. Portland Branch
2300 Pacwest Center
1211 S.W. 5th Avenue
Portland, OR 97204
Attention: Penny Crisman or Christine Fountain
Telephone No.: (503) 227-2375
Facsimile No.: (503) 227-5372

The Bank of Tokyo-Mitsubishi, Ltd. Portland Branch
2300 Pacwest Center
1211 S.W. 5th Avenue
Portland, OR 97204
Attention: Penny Crisman or Christine Fountain
Telephone No.: (503) 227-2375
Facsimile No.: (503) 227-5372

Standard Chartered Bank	Standard Chartered Bank One Madison Avenue 3rd Floor New York, NY 10010-3603 Attention: Victoria Faltine Telephone No.: (212) 667-0203 Facsimile No.: (212) 667-0287	Standard Chartered Bank One Madison Avenue 3rd Floor New York, NY 10010-3603 Attention: Victoria Faltine Telephone No.: (212) 667-0203 Facsimile No.: (212) 667-0287

Sumitomo Mitsui Banking Corporation	Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: John Wichrowski or Claire Kowalski Telephone No.: (212) 224-4336 or (212) 224-4312 Fax No.: 212-224-5197	Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: John Wichrowski or Claire Kowalski Telephone No.:(212) 224-4336 or (212) 224-4312 Fax No.: 212-224-5197

ANNEX II

SCHEDULE III

LENDER'S COMMITMENTS

Lender	Commitment
Citicorp USA, Inc.	$34,000,000
JPMorgan Chase Bank	$25,000,000
Key Corporate Capital, Inc.	$25,000,000
Mellon Bank, N.A.	$25,000,000
Wachovia Bank, N.A.	$25,000,000
The Bank of New York	$20,000,000
Danske Bank A/S, Cayman Islands Branch	$20,000,000
The Bank of Nova Scotia	$20,000,000
U.S. Bank, N.A.	$20,000,000
Wells Fargo Bank, N.A.	$20,000,000
Deutsche Bank Trust Company Americas	$20,000,000
Fleet National Bank	$20,000,000
UBS Warburg	$20,000,000
The Bank of Tokyo-Mitsubishi, Ltd.	$15,000,000
The Royal Bank of Scotland Plc	$15,000,000
Standard Chartered Bank	$15,000,000
Sumitomo Mitsui Banking Corporation	$15,000,000

Total Commitments:	$354,000,000

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